EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of Champions Biotechnology, Inc. (the “Company”) on Form 10-K for the year ended April 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 26, 2009	By:	/s/ Douglas D. Burkett
Douglas D. Burkett
President and Principal Executive Officer

/s/ Mark R. Schonau
Mark R. Schonau
Chief Financial Officer